FOURTH QUARTER 2017 INVESTOR CONFERENCE CALL March 1, 2018

1 SAFE HARBOR STATEMENT This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 1

2 Significantly Improved Combined Ratio Driven by Strong Underwriting Performance Q4 2017: Return to Profitability Validates Initiatives Implemented in Q3 2017 Maintain Focus on Writing Core Lines of Specialty Niche Business Balance Sheet Remains Well Positioned to Support Companies 2018: Drive Positive Bottom Line CONIFER: STATE OF THE BUSINESS 2

3 BUSINESS MIX: GRADUAL SHIFT TOWARD COMMERCIAL LINES 3 2017 – 80% Commercial / 20% Personal 2018 – Commercial will continue to grow as a percentage as the Company scales back personal lines. GROSS WRITTEN PREMIUM FOR Q4 2017GROSS WRITTEN PREMIUM FOR 2017

$25.5 $25.9 $5.8 $5.4 $0 $5 $10 $15 $20 $25 $30 $35 Q4 2016 Q4 2017 M I L L I O N S Commercial Lines Personal Lines Q4 2017 RESULTS OVERVIEW Gross Written Premium: • GWP was $31M in Q4, a 0.2% decrease from the same period in 2016  Commercial Lines GWP increased 1.3% from Q4 2016 • Quick Service Restaurants and Liquor Liability business performed well in the period  Personal Lines GWP decreased 6.8% from Q4 2016 • Florida homeowners was down 15.8% • Low value dwelling was down 14.3% Net Earned Premium increase: • Overall NEP increase of 4% to $25M in Q4 2017  Commercial Lines NEP increased more than 10% in Q4 2017  Personal Lines NEP decreased almost 20%, consistent with planned shift in business mix 4 GROSS WRITTEN PREMIUM

$12.9 $12.7 $12.6 $13.2 $0 $5 $10 $15 $20 $25 $30 Q4 2016 Q4 2017 M I L L I O N S Hospitality Small Business COMMERCIAL LINES OVERVIEW • Commercial Lines represented roughly 83% of the premium written in the fourth quarter – and was 80% for 2017 as a whole • Quarter over quarter, Commercial gross written premium was up 1.3% in Q4 2017 • Conifer continues to write Commercial Lines in all 50 states 5 GROSS WRITTEN PREMIUM As of December 31, 2017 Top Five States GROSS WRITTEN PREMIUM $ in thousands Michigan $ 21,099 22.9% Florida 19,763 21.5% Pennsylvania 8,651 9.4% Texas 5,918 6.4% New Jersey 3,960 4.3% All Other 32,721 35.5% Total $ 92,112 100.0%

$3.4 $3.2 $2.4 $2.2 $0 $1 $2 $3 $4 $5 $6 $7 Q4 2016 Q4 2017 M I L L I O N S Wind-Exposed Low-Value Dwelling • Personal Lines production was approximately 17% of total premium in Q4 2017 • Net earned premium in personal lines declined almost 20% in the fourth quarter • Planned decrease in wind-exposed homeowners, specifically Florida homeowners, which was down 16% in Q4 • Florida assumption business started non-renewing February 9th • Continuing efforts to reduce wind exposure overall PERSONAL LINES OVERVIEW As of December 31, 2017 Top Five States GROSS WRITTEN PREMIUM $ in thousands Texas $ 6,992 31.5% Florida 6,800 30.7% Hawaii 4,764 21.5% Indiana 2,612 11.8% Illinois 621 2.8% All Other 383 1.7% Total 22,172 100.0% 6 GROSS WRITTEN PREMIUM 7% decrease

7 45.3% 41.4% 73.4% 58.3% Q4 2016 Q4 2017 RESULTS OVERVIEW: COMBINED RATIO • Continued focus on core commercial lines will help drive overall combined ratio improvement  83% of total premiums in Q4 were from our core commercial business  Focus on more profitable personal lines such as low value dwelling products 118.7% 99.7% 19 percentage point improvement

8 76.4% 55.3% 62.7% 74.0%73.4% 58.3% Q4 2016 Q4 2017 Commercial Lines Personal Lines Consolidated RESULTS OVERVIEW: Q4 2017 LOSS RATIO • Consolidated loss ratio improved by 15.1 percentage points from Q4 2016 • For Q4 2017, Commercial Lines loss ratio was 55.3% and Personal Lines was 74.0% • On going planned trend of shifting away from wind-exposed Personal Lines premium • Continued focus on core solid performing Commercial Lines business

9 54.1% 49.8% 48.0% 46.3% 45.3% 44.9% 43.4% 42.9% 41.4% Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017* Q4 2017 • Continued sequential expense ratio improvement - quarter to quarter • Almost 1,300 basis point improvement overall since Q4 2015 • Downward expense trend reflects commitment to streamlining on all levels RESULTS OVERVIEW: Q4 2017 EXPENSE RATIO 1270 basis point reduction *before impact of ADC and Q3 2017 hurricane activity

10 FINANCIAL RESULTS: Q4 2017 INCOME STATEMENT • Company reported net income of $0.2 million, or $0.03 per share for Q4 2017 • $1.16 per share for valuation allowance against deferred tax assets not reflected in book value • Book value per share of $6.20, or $52.8 million of shareholders’ equity Three Months Ended December 31, ($ in thousands, except per share data) 2017 2016 Gross Written Premium $31,247 $31,308 Net Written Premium 27,439 27,069 Net Earned Premium 25,433 24,463 Net Income (Loss) 221 (4,421) EPS, Basic and Diluted $0.03 $(0.58) Adjusted Operating Income (Loss) 161 (4,279) Adjusted Operating Income (Loss) per share $0.02 $(0.56) 10

11 FINANCIAL RESULTS: CHI CONSOLIDATED BALANCE SHEET SUMMARY BALANCE SHEET $ in thousands December 31, 2017 December 31, 2016 Cash and invested assets $ 170,343 $ 141,023 Reinsurance recoverables 24,539 7,498 Goodwill and intangible assets 987 1,007 Total assets $ 239,032 $ 203,701 Unpaid losses and loss adjustment expenses 87,896 54,651 Unearned premiums 57,672 58,126 Senior debt 29,027 17,750 Total Liabilities $ 186,206 $ 135,907 Total Shareholders' Equity $ 52,826 $ 67,794

12 U.S. Government Obligations 11.6% State & Local Governments 11.9% Corporate Debt 26.5% MBS 22.8% CMO / RMBS 1.7% ABS 16.0% CMBS 2.4% Equity Securities 7.1% Q4 2017 INVESTMENT PORTFOLIO • Maintain a highly liquid portfolio of investment grade fixed income securities • Total cash & investment securities of $170.3M at December 31, 2017:  Average duration: 3 years  Average tax-equivalent yield: ~2.5%  Average credit quality: AA FIXED INCOME PORTFOLIO CREDIT RATING $ in thousands December 31, 2017 Fair Value % of Total AAA $ 34,680 25.4% AA 62,397 45.7% A 25,123 18.4% BBB 13,107 9.6% BB 1,229 0.9% NR -- -- TOTAL FIXED INCOME INVESTMENTS $ 136,536 100.0% PORTFOLIO ALLOCATION

APPENDIX

15 SUMMARY FINANCIAL STATEMENTS: INCOME STATEMENT 15 OPERATING RESULTS Three Months Ended December 31, $ in thousands, except per share data 2017 2016 Gross Written Premiums 31,247 31,308 Ceded Written Premiums 3,808 4,239 Net Written Premiums 27,439 27,069 Net Earned Premiums 25,433 24,463 Net investment income 720 548 Net realized investment gains 39 761 Other gains 0 (400) Other income 357 287 Total revenue 26,549 25,659 Losses and loss adjustment expenses, net 15,042 18,181 Policy acquisition costs 6,690 6,997 Operating expenses 3,993 4,211 Interest expense 616 179 Total expenses 26,341 29,568 Income (loss) before equity earnings and income taxes 208 (3,909) Equity earnings (losses) of affiliates, net of tax (23) 18 Income tax (benefit) expense (36) 530 Net income (loss) 221 (4,421) Earnings (loss) per common share, basic and diluted 0.03 (0.58) Weighted average common shares outstanding, basic and diluted 8,519,648 7,632,390

16 REINSURANCE: PRUDENT RISK MANAGEMENT TO PROTECT CAPITAL • Retain first $500,000 of each specific loss/risk  Reinsurance coverage in excess of $500,000 up to policy limits • Catastrophe (CAT) reinsurance program provides $110M of protection  All providers are rated minimum A-  Net retention of $4M for first event CIC / WPIC Specific Loss Reinsurance Treaties Effective 01/01/2018 to 01/01/2019 CIC / WPIC Property-CAT Reinsurance Treaties All layers 06/01/2017 to 06/01/2018 $110,000,000 $4,000,000 $20,000,000 $60,000,000 Retention $2,000,000 $20,000,000 $1,000,000 $10,000,000 $500,000 First Casualty Clash XOL ($8M xs $2M) Retention Second Casualty Clash XOL ($10M xs $10M) First Multi-Line Excess of Loss ($500K xs $500K) Second Multi-Line Excess of Loss ($1M xs $1M) Property Per Risk ($2M xs $2M) $300,000 Property Per Risk $2,000,000

17 REINSURANCE: PRUDENT RISK MANAGEMENT TO PROTECT CAPITAL Commercial Property Per Risk Reinsurance Treaty Effective 01/01/18 to 01/01/19 Homeowners Property Per Risk Reinsurance Treaty Effective 01/01/18 to 01/01/19 $300,000 Retention Property $3,000,000 $2,000,000 $500,000 $1,000,000 Retention Multi-Line XOL Property Per Risk Multi-Line XOL $4,000,000 $300,000 Property Per Risk